SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 15, 2003

                    COMTEX NEWS NETWORK, INC.
     (Exact name of registrant as specified in its charter)

 Delaware                 0-10541              13-3055012
(State or other     (Commission File No.)   (IRS Employer
 jurisdiction                                Identification No.)
 of incorporation)

4900 Seminary Road, Suite 800, Alexandria, Virginia     22311
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code:  (703) 820-2000


                                 Not Applicable
  (Former name or former address, if changed since last report)

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Item 7.        Financial Statements and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

          Exhibit No.         Description

            99.1              Press release dated May 15, 2003


Item 9.        Regulation FD Disclosure.

     The following information is furnished pursuant to this Item
9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

     On May 15, 2003, Comtex News Network, Inc. issued a press release disclosing financial results for the third quarter of fiscal year 2003. A copy of the press release is attached as
Exhibit 99.1 to this report.

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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              COMTEX NEWS NETWORK, INC.


DATE:  May 15, 2003           By:  /S/ RAYMOND P. CAPECE
                                   Raymond P. Capece
                                   President and Chief Executive
                                   Officer

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                          EXHIBIT INDEX

The following Exhibits are filed as part of this report:

        Exhibit No.    Description

           99.1        Press Release issued by Comtex News
                        Network, Inc. on May 15, 2003

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